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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event Reported) April 3, 2001
                                                          -------------


                                COLUMBIA BANCORP
             (Exact name of registrant as specified in its charter)

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
                                          0-27938                          93-1193156
            Oregon                      (Commission                     (I.R.S. Employer
   (State of Incorporation)             File Number)                  Identification Number)
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                        420 East Third Street, Suite 200
                            The Dalles, Oregon 97058
                    (Address of principal executive offices)


                                 (541) 298-6647
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 5 - OTHER EVENTS

          On April 3, 2001, Columbia Bancorp ("Columbia") announced that its Board of Directors has authorized a stock repurchase program. Under the plan, Columbia will buy up to 400,000 shares of its common stock, or approximately 5% of the total common shares currently outstanding, through open market transactions, block purchases, or through privately negotiated transactions.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

          (a)      Exhibits:

                   (99) Press Release issued by Columbia dated April 3, 2001.


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      COLUMBIA BANCORP

Dated: April 3, 2001                    /s/ Terry L. Cochran
                                      ------------------------------------------
                                      Terry L. Cochran, President and
                                      Chief Executive Officer,
                                      Director - Columbia Bancorp

Dated: April 3, 2001                    /s/ Neal T. McLaughlin
                                      ------------------------------------------
                                      Neal T. McLaughlin, EVP,
                                      Chief Financial Officer - Columbia
                                      River Bank; and Chief Financial Officer -
                                      Columbia Bancorp


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